UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 2, 2009

Date of Report

(Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-33489	91-1144498
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 Eastlake Avenue East, Seattle, Washington 98102-3702

(Address of Principal Executive Offices, including Zip Code)

(206) 442-6600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 2, 2009, ZymoGenetics, Inc. (the “Company”) issued a press release regarding United States Federal Trade Commission and Department of Justice clearance under provisions of the Hart-Scott-Rodino Antitrust Improvements Act for the previously announced global collaboration with Bristol-Myers Squibb Company (NYSE: BMY) for PEG-Interferon lambda. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	99.1	Press Release dated March 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

Dated: February 27, 2009	By	/s/ James A. Johnson
James A. Johnson
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release issued March 2, 2009